Exhibit 1.01

Entergy Corporation

$[________] [___]% Senior Notes due [_______]

$[________] [___]% Senior Notes due [_______]

UNDERWRITING AGREEMENT

[__________], 20[__]

[Name(s) of Underwriter(s)]

c/o           [Name(s) of Representative(s)]
[Address(es) of Representative(s)]

Ladies and Gentlemen:

The undersigned, Entergy Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters set forth on Schedule I attached hereto (the “Underwriters,” which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom [__________] and [__________] are acting as representatives (the Representatives”), an aggregate of $[________] principal amount of the Company’s [___]% Senior Notes due [________] (the “20[__] Notes”) and an aggregate of $[________] principal amount of the Company’s [___]% Senior Notes due [________] (the “20[__] Notes,” and, together with the 20[__] Notes, the “Notes”), in accordance with the terms set forth in this Underwriting Agreement (this “Underwriting Agreement”).

SECTION 1. Purchase and Sale.  On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the 20[__] Notes at [___]% of the principal amount thereof, and the 20[__] Notes at [___]% of the principal amount thereof, in the principal amounts set forth opposite the name of such Underwriter on Schedule I attached hereto.

SECTION 2. Description of Notes.  The Notes shall be issued under and pursuant to the Company’s Indenture, dated as of [__________], with Wells Fargo Bank, National Association, as trustee (the “Trustee”) (said Indenture, including the (i) officer’s certificate that will establish the terms and provisions of the 20[__] Notes and (ii) officer’s certificate that will establish the terms and provisions of the 20[__] Notes, each pursuant to Section 301 thereof, is hereinafter referred to as the “Indenture”).  The Notes shall have the terms and provisions described in the Disclosure Package (as defined herein).

SECTION 3. Representations and Warranties of the Company.  The Company represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

(a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware and has the necessary corporate power and authority to conduct the business that it is described as conducting in the Disclosure Package and to own and operate the properties owned and operated by it in such business and is in good standing and duly qualified to conduct such business as a foreign corporation in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not reasonably be expected to have a material adverse effect on the business, property or financial condition of the Company and Entergy Arkansas, Inc., Entergy Gulf States Louisiana, L.L.C., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc. and System Energy Resources, Inc. (each, a “Principal Subsidiary” and collectively, the “Principal Subsidiaries”), taken as a whole (a “Material Adverse Effect”).  All of the issued and outstanding capital stock or membership interests of each Principal Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, and all of such capital stock or membership interests (excluding preferred stock or preferred securities with voting rights) is owned by the Company, directly or indirectly, free from liens, encumbrances and defects of title.

(b) Each Principal Subsidiary is duly incorporated or organized and validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization and has the necessary corporate or limited liability company power and authority to conduct the business that it is described in the Disclosure Package as conducting and to own and operate the properties owned and operated by it in such business.  Each Principal Subsidiary is in good standing and duly qualified to conduct such business as a foreign corporation or foreign limited liability company in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

(c) Except for certain of the Principal Subsidiaries, the Company does not have any “significant subsidiaries” within the meaning of Rule 1-02(w) of Regulation S-X.

(d) The Company meets the requirements for the use of an “automatic shelf registration statement”, as defined in Rule 405 under the Securities Act of 1933 (the “Securities Act”), and the Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-[______]) for the registration of an indeterminate aggregate offering price of the Company’s debt securities, including the Notes, under the Securities Act, and such registration statement became effective upon filing with the Commission.  At the time of filing such registration statement and at the date hereof, (i) the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) and (ii) the Company was and is a “well-know seasoned issuer” (as defined in Rule 405 under the Securities Act).  No stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Notes has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company.  The prospectus forming a part of such registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the Applicable Time (as defined below)) initially became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the “Basic Prospectus.”  In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to debt securities of the Company other than the Notes) prior to the Applicable Time, including without limitation by any preliminary prospectus supplement relating to the offering and sale of the Notes that is deemed to be part of and included in such registration statement pursuant to Rule 430B(e) under the Securities Act, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) after the time such registration statement (or the most recent amendment thereto filed prior to the Applicable Time) became effective and prior to the Applicable Time (but excluding documents incorporated therein by reference relating solely to debt securities of the Company other than the Notes), which are incorporated or deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term “Basic Prospectus” as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference.  The various parts of such registration statement, in the form in which such parts became effective and as such parts may have been amended by all amendments thereto as of the Applicable Time (including, for these purposes, as an amendment, any document incorporated or deemed to be incorporated by reference in the Basic Prospectus), and including any information omitted from such registration statement at the time such part of such registration statement, as so amended, became effective but that is deemed to be part of such registration statement pursuant to Rule 430B under the Securities Act, are hereinafter referred to as the “Registration Statement.”  The Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Notes by a prospectus supplement dated the date hereof, to be filed with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”), is hereinafter referred to as the “Prospectus.”

(e) (i) After the Applicable Time and during the time specified in Section 6(e) hereof, the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus or the Disclosure Package (except any amendment or supplement relating solely to debt securities of the Company other than the Notes), and (ii) between the Applicable Time and the Closing Date (as defined herein), the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Pillsbury Winthrop Shaw Pittman LLP (“Counsel for the Underwriters”), or any such amendment or supplement to which the Underwriters or said Counsel shall reasonably object on legal grounds in writing.  For purposes of this Underwriting Agreement, any document that is filed with the Commission after the Applicable Time and incorporated or deemed to be incorporated by reference in the Prospectus or the Disclosure Package (except documents incorporated by reference relating solely to debt securities of the Company other than the Notes) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus or the Disclosure Package, as the case may be.

(f) The Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Notes became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, the Indenture, at such time, and the Basic Prospectus, when delivered to the Underwriters for their use in marketing the Notes, fully complied, and the Prospectus, at the time it is filed with the Commission pursuant to Rule 424(b) and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939 (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith.  The documents incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith.  No documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Underwriting Agreement except as set forth on Part C of Schedule II hereto or such other documents as were delivered to you prior to the date of this Underwriting Agreement.  The Registration Statement did not, as of the latest date as of which any part of the Registration Statement relating to the Notes became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time that the Basic Prospectus was delivered to the Underwriters for their use in marketing the Notes, the Basic Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of its date and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, on said dates and at such times, the documents then incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, when taken together with the Basic Prospectus and the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The foregoing representations and warranties in this paragraph (f) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus or the Prospectus, as they may be then amended or supplemented (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof), or to any statements in or omissions from the statement of eligibility of the Trustee on Form T-1, as it may then be amended, under the Trust Indenture Act filed as an exhibit to the Registration Statement (the “Statement of Eligibility”).

(g) The Disclosure Package, and each electronic roadshow, if any, identified in Part B of Schedule II hereto, when taken together with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the documents then incorporated or deemed to be incorporated by reference in the Disclosure Package, when taken together with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Disclosure Package made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof).  For purposes hereof, (i) “Disclosure Package” shall mean (x) the Basic Prospectus as amended or supplemented immediately prior to [_]:[__] [ ].M. New York City time ([_]:[__] [ ].M. Central time) on the date of this Underwriting Agreement (the time at which the Underwriters and the Company agreed upon the pricing terms set forth in the final term sheets attached as Annex A and Annex B to Schedule II hereto) (the “Applicable Time”), (y) the Free Writing Prospectuses, if any, identified in Part A of Schedule II hereto and (z) the additional information, if any, identified in Part D of Schedule II hereto, (ii) “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, and (iii) “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act.

(h) Each Issuer Free Writing Prospectus, including the final term sheets prepared and filed pursuant to Section 6(b) hereof, does not include any information that conflicts with the information contained in the Registration Statement, the Basic Prospectus or the Prospectus, including any document incorporated or deemed to be incorporated by reference therein that has not been superseded or modified.  If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Underwriters so that any use of the Disclosure Package may cease until it is amended or supplemented.  The foregoing two sentences do not apply to statements in or omissions from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof).

(i) The issuance and sale of the Notes and the fulfillment of the terms of this Underwriting Agreement and the Indenture will not result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Company or any of the Principal Subsidiaries is now a party.

(j) Except as set forth in or contemplated by the Disclosure Package, each of the Company and the Principal Subsidiaries possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others which could have a Material Adverse Effect.

(k) Each of the Company and the Principal Subsidiaries maintains (x) systems of internal controls and processes sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (y) disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act).

(l) The Company is not, and, after giving effect to the offering and sale of the Notes, will not be, an “investment company,” or an entity “controlled” by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended.

(m) Except as set forth in or contemplated by the Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any Principal Subsidiary is a party or of which any property of the Company or such Principal Subsidiary is the subject which, if determined adversely to the Company or such Principal Subsidiary, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.  To the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(n) Since the date of the most recent financial statements incorporated by reference in the Disclosure Package, there has been no event which could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated by the Disclosure Package.

(o) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries incorporated by reference in the Disclosure Package present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(p) Neither the Company nor any Principal Subsidiary is in violation or default of (i) any provision of its charter, bylaws or other organizational agreement, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any such Principal Subsidiary or any of its properties, as applicable, which violation or default, with respect to clauses (ii) and (iii), individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(q) Deloitte & Touche LLP who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules of the Company incorporated by reference in the Disclosure Package, are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

(r) The Company has an authorized capitalization as set forth in the Disclosure Package and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

SECTION 4. Offering.  The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Notes as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable.  The Company is further advised by the Underwriters that the Notes will be offered to the public at their respective initial public offering prices specified in the Prospectus plus accrued interest thereon, if any, from the Closing Date.

SECTION 5. Time and Place of Closing; Delivery of the Notes.  Delivery of the Notes and payment to the Company of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, at 10:00 A.M., New York City time, on [__________] [__], 20[__], or at such other time on the same or such other day as shall be agreed upon by the Company and the Representatives, or as may be established in accordance with Section 11 hereof.  The hour and date of such delivery and payment are herein called the “Closing Date.”

The Notes shall be delivered to the Underwriters in book-entry only form through the facilities of The Depository Trust Company in New York, New York.  The certificate(s) for the 20[__] Notes shall be in the form of one or more typewritten global certificates in fully registered form, in the aggregate principal amount of the 20[__] Notes, and registered in the name of Cede & Co., as nominee of The Depository Trust Company.  The certificate(s) for the 20[__] Notes shall be in the form of one or more typewritten global certificates in fully registered form, in the aggregate principal amount of the 20[__] Notes, and registered in the name of Cede & Co., as nominee of The Depository Trust Company.  The Company agrees to make the Notes available to the Underwriters for checking not later than 2:30 P.M., New York City time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Underwriters and the Company, or at such other time and/or date as may be agreed upon between the Underwriters and the Company.

SECTION 6. Covenants of the Company.  The Company covenants and agrees with the several Underwriters that:

(a) Not later than the Closing Date, the Company will deliver to the Underwriters a conformed copy of the Registration Statement in the form that it or the most recent post-effective amendment thereto became effective, certified by an officer of the Company to be in such form.

(b) The Company will prepare a (i) final term sheet, containing a description of the final terms of the 20[__] Notes and the offering thereof, in the form attached as Annex A to Schedule II hereto and (ii) final term sheet, containing a description of the final terms of the 20[__] Notes and the offering thereof, in the form attached as Annex B to Schedule II hereto, and will file such term sheets pursuant to Rule 433(d) under the Securities Act within the time required by such Rule.

(c) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.

(d) The Company will cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424(b) (without reliance on Rule 424(b)(8) under the Securities Act) and will advise the Representatives promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement, any Issuer Free Writing Prospectus, the Basic Prospectus or the Prospectus or the institution of any proceedings therefor or pursuant to Section 8A of the Securities Act of which the Company shall have received notice.  The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

(e) During such period of time as the Underwriters are required by law to deliver a prospectus (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company’s opinion should be set forth in a supplement or amendment to the Prospectus or the Disclosure Package in order to make the Prospectus or the Disclosure Package not misleading in the light of the circumstances existing when it is delivered (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) to a purchaser of the Notes, the Company will amend or supplement the Prospectus or the Disclosure Package by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or the Disclosure Package, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus or the Disclosure Package, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus or the Disclosure Package is delivered (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) to a purchaser, not misleading.  Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(e) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.

(f) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the “effective date of the registration statement” within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(g) At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required by, and will otherwise cooperate in qualifying the Notes for offer and sale under, the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

(h) The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with the offering of the Notes, including with respect to (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Notes, (iii) legal counsel relating to the qualification of the Notes under the blue sky laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, any preliminary (and any supplemental) blue sky survey, the Basic Prospectus, each Issuer Free Writing Prospectus, and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (e) of this Section 6, (v) the rating of the Notes by one or more nationally recognized statistical rating agencies, (vi) the applicable Commission filing fees relating to the Notes within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso thereof, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, and travel and lodging expenses of the representatives and officers of the Company, and (viii) filings or other notices (if any) with or to, as the case may be, the Financial Industry Regulatory Authority (“FINRA”) in connection with its review of the terms of the offering.  Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for the (A) reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement.  The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

(i) The Company will not sell any additional debt securities that are substantially similar to the Notes without the consent of the Representatives until after the earlier to occur of (i) the Closing Date and (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters.  The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.

(j) The Company agrees that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act, other than the final term sheets prepared and filed pursuant to Section 6(b) hereof; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses identified in Parts A and B of Schedule II hereto and any electronic road show identified in Part B of Schedule II hereto.  Any such Free Writing Prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including, if applicable, in respect of timely filing with the Commission, legending and record keeping.

SECTION 7. Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters to purchase and pay for the Notes shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York City time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters; and the final term sheets contemplated by Section 6(b) hereof and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Securities Act.

(b) No stop order suspending the effectiveness of the Registration Statement, or preventing or suspending the use of the Basic Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall be in effect at or prior to the Closing Date; no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Notes shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, authorized to act for the Company, to the effect that, as of the Closing Date, no such stop order has been or is in effect, that no proceedings for such purposes are pending before or, to the knowledge of the Company, threatened by the Commission, and that no such notice of objection has been received.

(c) At the Closing Date, the Underwriters shall have received from Mark G. Otts, Esq., Senior Counsel–Corporate and Securities of Entergy Services, Inc. and Morgan, Lewis & Bockius LLP, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A and B hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Disclosure Package or the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Notes, prior to the Closing Date, with changes therein to reflect such supplementation.

(d) At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters an opinion, dated the Closing Date, substantially in the form set forth in Exhibit C hereto, with such changes therein as may be necessary to reflect any supplementation of the Disclosure Package or the Prospectus prior to the Closing Date.

(e) On or prior to the date this Underwriting Agreement became effective, the Underwriters shall have received from Deloitte & Touche LLP, the Company’s independent registered public accountants (the “Accountants”), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, other committees thereof specified therein, and the stockholders of the Company, since December 31, 20[__] to a specified date not more than three business days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; (C) at the date of the latest available balance sheet read by the Accountants and at a subsequent specified date not more than three business days prior to the date of the letter, there was any change in the capital stock of the Company, increase in long-term debt of the Company, or decrease in its net current assets or stockholders’ equity, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, except in all instances for changes, increases or decreases which the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur, for declarations of dividends, for the amortization of premium or discount on long-term debt, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes, increases or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (D) for the period from the closing date of the most recent income statement incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus to the closing date of the latest available income statement read by the Accountants, there were any decreases, as compared to the corresponding period in the preceding year, in the Company’s operating revenues, operating income or net income, except in all instances for decreases that the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Registration Statement, the Disclosure Package and the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified by the Underwriters, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

(f) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, authorized to act for the Company, to the effect that (i) as of the Closing Date, the representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and the Principal Subsidiaries, taken as a whole, and there has not been any material transaction entered into by the Company or any of the Principal Subsidiaries, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

(g) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(e) hereof.

(h) On or prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Notes have received ratings of at least [___] from Moody’s Investors Service, Inc. (“Moody’s”) and at least [___] from Standard & Poor’s Ratings Services (“S&P”).

(i) Between the date hereof and the Closing Date, neither Moody’s nor S&P shall have lowered the Company’s corporate credit rating or the rating of any of the Company’s debt securities in any respect.

(j) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company or any of its Principal Subsidiaries, which, in the reasonable opinion of the Underwriters, materially impairs the investment quality of the Notes.

(k) All legal matters in connection with the issuance and sale of the Notes shall be satisfactory in form and substance to Counsel for the Underwriters.

(l) The Company shall furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Representatives at any time on or prior to the Closing Date upon notice thereof to the Company.  Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

SECTION 8. Condition of the Company’s Obligations.  The obligations of the Company hereunder shall be subject to the following condition:

(a) No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall be in effect at or prior to the Closing Date, and no proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Notes shall be pending before, or threatened by, the Commission on the Closing Date, and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received.

In case the condition specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company at any time on or prior to the Closing Date upon notice thereof to the Representatives.  Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

SECTION 9. Indemnification.

(a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus, or any Issuer Free Writing Prospectus or the information contained in the final term sheets required to be prepared and filed pursuant to Section 6(b) hereof, as each may be amended or supplemented, or in the Disclosure Package, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus, or any Issuer Free Writing Prospectus or any amendment or supplement to any thereof, or the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof), or arising out of, or based upon, statements in or omissions from the Statement of Eligibility; and provided further, that the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any Underwriter, or to the benefit of any person controlling such Underwriter, on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Notes to any person in respect of the Basic Prospectus or any Issuer Free Writing Prospectus, each as may be then supplemented or amended, furnished by such Underwriter to a person to whom any of the Notes were sold (excluding in all cases, however, any document then incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in such Basic Prospectus or Issuer Free Writing Prospectus, if a copy of a supplement or amendment to such Basic Prospectus or Issuer Free Writing Prospectus (excluding in all cases, however, any document then incorporated by reference therein) (i) is furnished on a timely basis by the Company to such Underwriter, (ii) is required to have been conveyed to such person by or on behalf of such Underwriter, at or prior to the entry into the contract of sale of the Notes with such person, but was not so conveyed (which conveyance may be oral (if permitted by law) or written) by or on behalf of such Underwriter and (iii) would have cured the defect giving rise to such loss, claim, damage, liability, expense or action.

(b) Each Underwriter shall severally, but not jointly, indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or in the Disclosure Package or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or of the Disclosure Package.  The Company acknowledges that the statements set forth in [__________________] constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the Disclosure Package.

(c) In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Disclosure Package, against any party in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense of any such action or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses.  If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party.  Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)).  The indemnified party shall be reimbursed for all such fees and expenses as they are incurred.  The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

(d) If the indemnification provided for under subsections (a) or (b) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and by the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

SECTION 10. Survival of Certain Representations and Obligations.  Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any person referred to in Section 9 hereof and (ii) acceptance of and payment for the Notes, and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

SECTION 11. Default of Underwriters.  If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Notes that it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Notes that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Notes, the other Underwriters shall be obligated to purchase the Notes that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Notes that such Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Notes without written consent of such Underwriter.  If such Underwriter shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Notes, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amount of Notes that they had severally agreed to purchase hereunder, and, in addition, the principal amount of Notes that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Notes that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more other members of FINRA (or, if not members of FINRA, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with FINRA’s Conduct Rules), to purchase, upon the terms herein set forth, the principal amount of Notes that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).  In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Notes, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.  In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement.  In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

SECTION 12. Termination.  This Underwriting Agreement shall be subject to termination by written notice from the Representatives to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date, (i) trading in the securities of the Company or generally shall have been suspended or materially limited on the New York Stock Exchange by the New York Stock Exchange LLC, the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange LLC, the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearing services in the United States shall have occurred, (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Representatives, is material and adverse, or (v) any material adverse change in financial, political or economic conditions in the United States or elsewhere shall have occurred and (b) in the case of any of the events specified in clauses (a)(i) through (v), such event singly or together with any other such event makes it, in the reasonable judgment of the Representatives, impracticable to market, sell or deliver the Notes.  This Underwriting Agreement shall also be subject to termination, upon notice by the Representatives as provided above, if, in the judgment of the Representatives, the subject matter of any amendment or supplement (prepared by the Company) to the Disclosure Package or the Prospectus (except for information relating solely to the manner of public offering of the Notes or to the activity of the Underwriters or to the terms of any debt securities of the Company other than the Notes) filed or issued after the Applicable Time by the Company shall have materially impaired the marketability of the Notes.  Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

SECTION 13. Miscellaneous.  THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.  This Underwriting Agreement shall become effective when a fully executed copy hereof is delivered to the Representatives by the Company.  This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement.  This Underwriting Agreement shall inure to the benefit of the Company and each of the Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and other person referred to in Section 9 hereof, and the respective successors of each.  Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated.  Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement.  The term “successor” as used in this Underwriting Agreement shall not include any purchaser, as such, of any Notes from the Underwriters.

SECTION 14. Notices.  All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representatives at the addresses set forth at the beginning of this Underwriting Agreement, to the attention of: [__________] (fax: [_____]) in the case of [__________]; [_____] (fax: [_____]) in the case of [_____]; or, if to the Company, shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.

SECTION 15. No Fiduciary Duty.  The Company hereby acknowledges that (a) the Underwriters are acting as principals and not as agents or fiduciaries of the Company and (b) its engagement of the Underwriters in connection with the issuance of the Notes is as independent contractors and not in any other capacity.  Furthermore, the Company agrees that it is solely responsible for making its own judgment in connection with the issuance of the Notes (irrespective of whether the Underwriters have advised or are currently advising the Company on related or other matters).  Nothing in this Section 15 is intended to modify in any way the Underwriters’ obligations expressly set forth in this Underwriting Agreement.

SECTION 16. Integration.

This Underwriting Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

[Signature page follows]

Very truly yours,

Entergy Corporation

By: _____________________________
Name:
Title:

Accepted as of the date first above written:

[Name(s) of Underwriter(s)]

By:  [Representative]

By:  _____________________________
Name:
Title:

By:  [Representative]

By:  _____________________________
Name:
Title:

SCHEDULE I

Entergy Corporation

$[________] [___]% Senior Notes due [_______]

$[________] [___]% Senior Notes due [_______]

Names of Underwriters	Principal Amount of [____] Notes		Principal Amount of [____] Notes
[ ]	$	[ ]	$	[ ]
[ ]		[ ]		[ ]
[ ]		[ ]		[ ]
[ ]		[ ]		[ ]
[ ]		[ ]		[ ]
Total	$	[ ]	$	[ ]

SCHEDULE II

Part A – Schedule of Free Writing Prospectuses included in the Disclosure Package

•	Final Term Sheet relating to the 20[__] Notes attached to this Schedule II as Annex A (Issuer Free Writing Prospectus)

•	Final Term Sheet relating to the 20[__] Notes attached to this Schedule II as Annex B (Issuer Free Writing Prospectus)

Part B – Schedule of Free Writing Prospectuses not included in the Disclosure Package

•	[Electronic Road Show identified as [__________], available on www.[_____].com]

Part C – Additional Documents Incorporated by Reference

•	[None]

Part D – Additional Information

•	[None]

ANNEX A TO SCHEDULE II

Entergy Corporation

$[________]

[___]% Senior Notes due [_______]

Final Terms and Conditions

[__________] [__], 20[__]

Issuer:	Entergy Corporation

Security Type:	Senior Notes (SEC Registered)

Expected Ratings(1):	[____] ([___] outlook) by Moody’s Investors Service [____] ([___] outlook) by Standard & Poor’s Ratings Services

Trade Date:	[__________] [__], 20[__]

Settlement Date (T+[_]):	[__________] [__], 20[__]

Principal Amount:	$[________]

Coupon:	[____]%

Coupon Payment Dates:	[_____] and [_____] of each year

First Payment Date:	[_____], 20[__]

Final Maturity:	[_____], 20[__]

Optional Redemption Terms:	Make-whole call at any time [prior to [_____], 20[__]] at a discount rate of Treasury plus [__] bps [and, thereafter, at par]

UST Benchmark:	[____]% due [_____], 20[__]

Spread to UST Benchmark:	+[___] bps

Treasury Price:	[____]

Treasury Yield:	[____]%

Re-offer Yield:	[____]%

Issue Price to Public:	[____]%

Net Proceeds Before Expenses:	$[________]

Joint Book-Running Managers:	[_____]
[_____]
[_____]

Co-Managers:	[_____]
[_____]
[_____]

CUSIP / ISIN:	[_______] / [_______]

___________________________

1 A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Alternatively, a copy of the prospectus for the offering can be obtained by calling (i) [_____] toll free at [_____], or (ii) [_____] toll free at [_____].

ANNEX B TO SCHEDULE II

Entergy Corporation

$[________]

[___]% Senior Notes due [_______]

Final Terms and Conditions

[__________] [__], 20[__]

Issuer:	Entergy Corporation

Security Type:	Senior Notes (SEC Registered)

Expected Ratings(1):	[____] ([___] outlook) by Moody’s Investors Service [____] ([___] outlook) by Standard & Poor’s Ratings Services

Trade Date:	[__________] [__], 20[__]

Settlement Date (T+[_]):	[__________] [__], 20[__]

Principal Amount:	$[________]

Coupon:	[____]%

Coupon Payment Dates:	[_____] and [_____] of each year

First Payment Date:	[_____], 20[__]

Final Maturity:	[_____], 20[__]

Optional Redemption Terms:	Make-whole call at any time [prior to [_____], 20[__]] at a discount rate of Treasury plus [__] bps [and, thereafter, at par]

UST Benchmark:	[____]% due [_____], 20[__]

Spread to UST Benchmark:	+[___] bps

Treasury Price:	[____]

Treasury Yield:	[____]%

Re-offer Yield:	[____]%

Issue Price to Public:	[____]%

Net Proceeds Before Expenses:	$[________]

Joint Book-Running Managers:	[_____]
[_____]
[_____]

Co-Managers:	[_____]
[_____]
[_____]

CUSIP / ISIN:	[_______] / [_______]

___________________________

1 A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Alternatively, a copy of the prospectus for the offering can be obtained by calling (i) [_____] toll free at [_____], or (ii) [_____] toll free at [_____].

EXHIBIT A

[Letterhead of Entergy Services, Inc.]

[__________] [__], 20[__]

[Name(s) of Underwriter(s)]

c/o           [Name(s) of Representative(s)]
[Address(es) of Representative(s)]

Ladies and Gentlemen:

I, together with Morgan, Lewis & Bockius LLP, of New York, New York, have acted as counsel for Entergy Corporation, a Delaware corporation (the “Company”), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement, dated [__________] [__], 20[__] (the “Underwriting Agreement”), between the Company and you, of $[________] aggregate principal amount of its [___]% Senior Notes due [_______], 20[__] (the “20[__] Notes”) and $[________] aggregate principal amount of its [___]% Senior Notes due [_______], 20[__] (together with the 20[__] Notes, the “Notes”), issued pursuant to the Company’s Indenture, dated as of [__________], 20[__], with Wells Fargo Bank, National Association, as trustee (the “Trustee”) (including the terms of the Notes established in separate Officer’s Certificates dated the date hereof, the “Indenture”).  This opinion is rendered to you at the request of the Company pursuant to Section 7(c) of the Underwriting Agreement.  Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with: (a) the Company’s Restated Certificate of Incorporation and the Company’s By-laws; (b) the Underwriting Agreement; (c) the Indenture; (d) the Registration Statement, the Disclosure Package and the Prospectus; and (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Notes by the Company and the execution and delivery by the Company of the Indenture and the Underwriting Agreement.  I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion.  I have not examined the Notes, except specimens thereof, and I have relied upon a certificate of the Trustee as to the authentication and delivery thereof.

In my examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity with the originals of all documents submitted to me as copies, and the authenticity of the originals of such latter documents.  In making my examination of documents and instruments executed or to be executed by persons other than the Company, I have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument.  In the case of any such other person that is not a natural person, I have also assumed, insofar as is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person’s obligations under any such document or instrument.  I have further assumed that each document, instrument, agreement, record and certificate reviewed by me for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although I have no knowledge of any facts or circumstances that could give rise to such amendment.

As to questions of fact material to the opinions expressed herein, I have relied upon statements in the Registration Statement, the Disclosure Package and the Prospectus, and upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and certificates delivered at the closing of the sale of the Notes) and appropriate public officials without independent verification of such matters except as otherwise described herein.

Whenever my opinions herein with respect to the existence or absence of facts are stated to be to my knowledge or awareness, I intend to signify that no information has come to my attention or the attention of any other attorneys acting for or on behalf of the Company or any of its affiliates that have participated in the negotiation of the transactions contemplated by the Underwriting Agreement, in the preparation of the Registration Statement, the Disclosure Package and the Prospectus, or in the preparation of this opinion letter that would give me, or them, actual knowledge that would contradict such opinions.  However, except to the extent necessary in order to give the opinions hereinafter expressed, neither I nor they have undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to knowledge of the existence or absence of such facts (except to the extent necessary in order to give the opinions hereinafter expressed) should be assumed.

My opinion in paragraph (1) below, insofar as it relates to the good standing of the Company under Delaware law, is given exclusively in reliance upon a certification of the Secretary of State of Delaware, upon which I believe I am justified in relying.  A copy of such certification has been provided to you.

Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

(1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, has the necessary corporate power and authority to conduct the business that it is described as conducting in the Disclosure Package and the Prospectus and to own and operate the properties owned and operated by it in such business.

(2) The Indenture has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and the Indenture is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.

(3) The Notes have been duly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought, and will be entitled to the benefits of the Indenture.

(4) The statements made in the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time (together with the other information in the Disclosure Package) and the Prospectus under the caption “Description of Senior Notes,” insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents, constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

(5) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(6) Except as to the financial statements and other financial, statistical or accounting information included or incorporated by reference therein, upon which I do not express an opinion, the Registration Statement, at the time it became effective under the Securities Act, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statement of Eligibility upon which I do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed by the Company with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 (except as to the financial statements and other financial, statistical or accounting information included or incorporated by reference therein, upon which I do not express an opinion), such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement automatically became effective under the Securities Act on the date that it was filed by the Company with the Commission thereunder; and, to my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

(5)           No approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained) under the federal law of the United States of America, the law of the State of New York or the General Corporation Law of the State of Delaware that in my experience is normally applicable to transactions of the type contemplated by the Agreement, but without my having made any special investigation with respect to any other law (including charters, ordinances, bylaws and other laws enacted by political subdivisions of the State of New York) and other than any state securities or “blue sky” laws or the antifraud laws of any jurisdiction, as to which I express no opinion, is legally required to permit the issuance and sale of the Notes by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Notes or under the Indenture and the Underwriting Agreement.

(6)           The issuance and sale by the Company of the Notes and the execution, delivery and performance by the Company of the Underwriting Agreement and the Indenture (a) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Company or any of its Principal Subsidiaries pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to me (having made due inquiry with respect thereto) to which the Company or any of its Principal Subsidiaries is a party or which purports to be binding upon the Company or any of its Principal Subsidiaries or upon any of their respective assets, and (b) will not violate any provision of any law or regulation applicable to the Company or, to my knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, I have had discussions with certain of the officers, employees, and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus.  I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this statement of belief.  Based on my review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although I have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to me or as expressly set forth in paragraph (4) above), no facts have come to my attention that cause me to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Notes became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  I do not express any opinion or belief as to (a) the financial statements or other financial, statistical or accounting information included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (b) the Statement of Eligibility, or (c) the information contained in the Disclosure Package and the Prospectus under the caption “Description of Senior Notes—Book-Entry Only Issuance—The Depository Trust Company” or (d) the assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

I am a member of the Bar of the State of Louisiana, and this opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.  As to all matters of New York law, I have relied (without independent inquiry), with your approval, upon the opinion of even date herewith addressed to you of Morgan, Lewis & Bockius LLP of New York, New York.

This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent.

Very truly yours,

Mark G. Otts, Esq.
Senior Counsel–Corporate and Securities

EXHIBIT B

[Letterhead of Morgan, Lewis & Bockius LLP]

[__________] [__], 20[__]

[Name(s) of Underwriter(s)]

c/o           [Name(s) of Representative(s)]
[Address(es) of Representative(s)]

Ladies and Gentlemen:

We, together with Mark G. Otts, Esq., Senior Counsel–Corporate and Securities of Entergy Services, Inc., have acted as counsel for Entergy Corporation, a Delaware corporation (the “Company”), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement, dated [__________] [__], 20[__] (the “Underwriting Agreement”), between the Company and you, of $[________] aggregate principal amount of its [___]% Senior Notes due [_______], 20[__] (the “20[__] Notes”) and $[________] aggregate principal amount of its [___]% Senior Notes due [_______], 20[__] (together with the 20[__] Notes, the “Notes”), issued pursuant to the Company’s Indenture, dated as of [__________], 20[__], with Wells Fargo Bank, National Association, as trustee (the “Trustee”) (including the terms of the Notes established in separate Officer’s Certificates dated the date hereof, the “Indenture”).  This opinion is rendered to you at the request of the Company pursuant to Section 7(c) of the Underwriting Agreement.  Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement

In our capacity as such counsel, we have either participated in the preparation of, or have examined and are familiar with: (a) the Company’s Restated Certificate of Incorporation and the Company’s By-Laws; (b) the Underwriting Agreement; (c) the Indenture; (d) the Registration Statement, the Disclosure Package and the Prospectus; and (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Notes by the Company and the execution and delivery by the Company of the Indenture and the Underwriting Agreement.  As to questions of fact material to the opinions expressed herein, we have relied upon representations and certifications of officers of the Company (including but not limited to those contained in the Registration Statement, the Disclosure Package, the Prospectus, the Underwriting Agreement, the Indenture and certificates delivered at the closing of the sale of the Notes) and appropriate public officials without independent verification of such matters except as otherwise described herein.  We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion.  In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.  We have not examined the Notes, except specimens thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

(1) The Indenture has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company, and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and the Indenture is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

(2) The Notes have been duly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought, and will be entitled to the benefits of the Indenture.

(3) The statements made in the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (together with the other information in the Disclosure Package), and the Prospectus under the caption “Description of Senior Notes,” insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

(4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(5) Except as to the financial statements and other financial, statistical or accounting information included or incorporated by reference therein, upon which we do not express an opinion, the Registration Statement, at the time it became effective under the Securities Act, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statement of Eligibility, upon which we do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting information included or incorporated by reference therein, upon which we do not express an opinion), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement automatically became effective under the Securities Act on the date that it was filed by the Company with the Commission thereunder; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

(6) No approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained) under the federal law of the United States of America, the law of the State of New York or the General Corporation Law of the State of Delaware that in our experience is normally applicable to transactions of the type contemplated by the Agreement, but without our having made any special investigation with respect to any other law (including charters, ordinances, bylaws and other laws enacted by political subdivisions of the State of New York) and other than any state securities or “blue sky” laws or the antifraud laws of any jurisdiction, as to which we express no opinion, is legally required to permit the issuance and sale of the Notes by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Notes or under the Indenture and the Underwriting Agreement.

(7) The Company is not, and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, the Company will not be, an “investment company,” or an entity “controlled” by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended.

In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above.  In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus.  We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this statement of belief.  Based on our review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although we have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to us or as expressly set forth in paragraph (3) above), no facts have come to our attention that cause us to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Notes became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  We do not express any opinion or belief as to (a) the financial statements or other financial, statistical or accounting information included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (b) the Statement of Eligibility, (c) the information contained in the Disclosure Package and the Prospectus under the caption “Description of Senior Notes—Book-Entry Only Issuance—The Depository Trust Company” or (d) the assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

This opinion is limited to the law of the States of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Mark G. Otts, Esq., Senior Counsel–Corporate and Securities of Entergy Services, Inc. may rely on this opinion as to all matters of New York law in rendering his opinion required to be delivered under the Underwriting Agreement.

Very truly yours,

MORGAN, LEWIS & BOCKIUS LLP

EXHIBIT C

[Letterhead of Pillsbury Winthrop Shaw Pittman LLP]

[__________] [__], 20[__]

[Name(s) of Underwriter(s)]

c/o           [Name(s) of Representative(s)]
[Address(es) of Representative(s)]

Ladies and Gentlemen:

We have acted as your counsel in connection with your several purchases from Entergy Corporation, a Delaware corporation (the “Company”), pursuant to the Underwriting Agreement dated [__________] [_], 20[__] between you and the Company (the “Agreement”), of $[_________] aggregate principal amount of the Company’s [__]% Senior Notes due [__________], 20[__] (the “20[__] Notes”) and $[_________] aggregate principal amount of the Company’s [__]% Senior Notes due [__________], 20[__] (together with the 20[__] Notes, the “Securities”).  The Securities are being issued pursuant to an Indenture dated as of [__________], 20[__] between Wells Fargo Bank, National Association, as trustee (the “Trustee”), and the Company (including the terms of the Securities established in separate Officer’s Certificates dated the date hereof, the “Indenture”).  This letter is delivered to you pursuant to Section 7(d) of the Agreement.

We have reviewed (a) the Agreement, (b) the Indenture, (c) the Registration Statement on Form S-3 (File No. 333-[_____]) (the “Registration Statement”) filed by the Company to register the Securities with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) (including the Prospectus dated [__________] [__], 2010 contained therein (the “Base Prospectus”), which is deemed to incorporate by reference the Incorporated Documents referred to below), (d) the Base Prospectus, as supplemented by the Preliminary Prospectus Supplement, Subject to Completion, dated [__________] [__], 20[__], relating to the offer and sale of the Securities (as so supplemented, the “Preliminary Prospectus”) filed by the Company with the Commission pursuant to Rule 424(b)(3) under the Securities Act, which also incorporates by reference the Incorporated Documents, (e) the Company’s Pricing Term Sheets dated [__________] [_], 20[__] relating to the final terms of the Securities each filed by the Company with the Commission as an “issuer free writing prospectus” pursuant to Rule 433 under the Securities Act (the “Term Sheets”), (f) the Base Prospectus, as supplemented by the Prospectus Supplement dated [__________] [_], 20[__], relating to the offer and sale of the Securities (as so supplemented, the “Final Prospectus”) filed by the Company with the Commission pursuant to Rule 424(b)(2) under the Securities Act, which also incorporates by reference the Incorporated Documents, and (g) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 20[__], as amended (the “Annual Report”), the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended [_____], 20[__] and [_____], 20[__] (the “Quarterly Reports”) and the Company’s Current Reports on Form 8-K dated [_____], 20[__] and [_____], 20[__] (such Current Reports, together with the Annual Report and the Quarterly Reports, the “Incorporated Documents”), in each case filed by the Company with the Commission under the Securities Exchange Act of 1934 (the “Exchange Act”).  We have also reviewed such other agreements, documents, records, certificates and materials, and have satisfied ourselves as to such other matters, as we have considered relevant or necessary for purposes of this letter.  We have not reviewed any of the certificates representing the Securities, except specimens thereof.
In such review, we have assumed the accuracy and completeness of all agreements, documents, records, certificates and other materials submitted to us, the conformity with the originals of all such materials submitted to us as copies (whether or not certified and including facsimiles), the authenticity of the originals of such materials and all materials submitted to us as originals, the genuineness of all signatures and the legal capacity of all natural persons.  In delivering this letter, we have relied, without independent verification, as to factual matters, on certificates and other written or oral notices or statements of governmental and other public officials and of officers and other representatives of the Company and on representations made by the Company in the Agreement.  We have relied upon a certificate of the Trustee as to the authentication and delivery of the Securities.

On the basis of the assumptions and subject to the qualifications and limitations set forth herein, we are of the opinion that:

1.
The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

2.
The Securities have been duly authorized, executed and issued by the Company and, upon payment therefor pursuant to the Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, and the Securities will be entitled to the benefits of the Indenture.

3.	The Agreement has been duly authorized, executed and delivered by the Company.

4.
The Registration Statement automatically became effective under the Securities Act on the date it was filed by the Company with the Commission thereunder and, to our knowledge, (a) no stop order with respect thereto has been issued and (b) no proceedings therefor are pending or threatened under Section 8 of the Securities Act.

5.	The Indenture has been duly qualified under the Trust Indenture Act of 1939 and, to our knowledge, no proceedings to suspend such qualification have been instituted or threatened by the Commission.

6.
No Governmental Approval (as defined below) under the federal law of the United States of America, the law of the State of New York or the General Corporation Law of the State of Delaware that in our experience is normally applicable to transactions of the type contemplated by the Agreement, but without our having made any special investigation with respect to any other law (including charters, ordinances, bylaws and other laws enacted by political subdivisions of the State of New York) and other than any state securities or “blue sky” laws or the antifraud laws of any jurisdiction, as to which we express no opinion, is required to permit the issuance and sale of the Securities by the Company pursuant to the Agreement (other than those Governmental Approvals that have been previously obtained or made).

Our opinions in paragraphs 1 and 2 above are subject to and limited by the effect of (a) bankruptcy, insolvency, fraudulent conveyance and transfer, receivership, conservatorship, arrangement, moratorium and other similar laws affecting or relating to the rights of creditors generally, (b) general equitable principles (whether considered in a proceeding in equity or at law) and (c) requirements of reasonableness, good faith, materiality and fair dealing and the discretion of the court before which any matter may be brought.  In addition, our opinion in paragraph 1 above is subject to and limited by, in the case of indemnities, a requirement that an indemnity provision will not be read to impose obligations upon indemnitors that are neither disclosed at the time of its execution nor reasonably within the scope of its terms and the overall intention of the parties at the time of its making.

With respect to our opinions in paragraphs 1, 2 and 3 above, we have assumed that the Company is duly incorporated, validly existing and in good standing under the law of the State of Delaware.  With respect to our opinions in paragraphs 1 and 2 above, we have assumed that (a) the execution and delivery of, and the performance of the Company’s obligations under, the Indenture and the Securities by the Company do not and will not (i) violate the Restated Certificate of Incorporation and By-laws of the Company, (ii) require any Governmental Approval (other than the Governmental Approvals that are the subject of our opinion in paragraph 6 above) or (iii) violate or conflict with, result in a breach of, or constitute a default under, (A) any agreement or instrument to which the Company or any Affiliate (as defined below) is a party or by which the Company or any Affiliate or any of its properties may be bound, (B) any Governmental Approval, (C) any order, decision, judgment or decree that may be applicable to the Company or any Affiliate or any of its properties or (D) any law (other than the law of the State of New York, the federal law of the United States of America and the General Corporation Law of the State of Delaware), (b) the Indenture has been duly authorized, executed and delivered by, and is the valid and legally binding agreement of and enforceable against, the Trustee, (c) there are no agreements, understandings or negotiations between the parties not set forth in the Indenture or the Securities that would modify the terms thereof or the rights and obligations of the parties thereunder and (d) all parties to the transaction referred to herein will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Indenture and the Securities.  As used in this paragraph, (x) “Governmental Approval” means any authorization, consent, approval or license (or the like) of, exemption (or the like) from, registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit, agency, commission, department or other authority that may be applicable to the Company or any Affiliate or any of its properties and (y) “Affiliate” means any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

Whenever we qualify a statement in this letter with the words “to our knowledge”, it indicates that, in the course of our representation of you in connection with the transaction referred to herein, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of the lawyers in this firm who have rendered legal services in connection with the transaction referred to herein.  Please be advised that only Jeffrey J. Delaney, William Wong and Karl C. Schaub have been so involved.  We have not made any independent investigation to determine the accuracy of any such statement, except as expressly described herein, and any limited inquiry undertaken by us during the preparation of this letter should not be regarded as such an investigation.  No inference as to our knowledge of any matters bearing on the accuracy of such statement should be drawn from our representation of you in other matters in which such lawyers are not involved.

In the course of the preparation by the Company of the Registration Statement, the Preliminary Prospectus and the Final Prospectus, we had conferences with certain officers and other representatives of and counsel for the Company, with Deloitte & Touche LLP, the Company’s independent registered public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus, and with your representatives, during which the contents of the Registration Statement, the Preliminary Prospectus and the Final Prospectus were discussed.  We did not participate in the preparation by the Company of the Incorporated Documents or the selection of information contained therein or omitted therefrom by the Company; however, we reviewed drafts of the Annual Report and the Quarterly Reports prior to the time they were filed by the Company with the Commission pursuant to the Exchange Act.  Based on our review of the Registration Statement, the Preliminary Prospectus, the Final Prospectus and the Incorporated Documents and our discussions in the conferences described above:

(a)
the statements set forth under the caption “Description of Senior Notes” in the Preliminary Prospectus and the Final Prospectus (together with, in the case of the Preliminary Prospectus, the statements set forth in the Term Sheets), to the extent that such statements purport to constitute summaries of the terms of the Securities and the Indenture, are accurate in all material respects;

(b)
each of the Registration Statement, at the date the Registration Statement became effective under the Securities Act, and the Final Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act, appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939 and the rules and regulations of the Commission thereunder; and

(c)
although we have not independently verified the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Final Prospectus and take no responsibility therefor (except to the extent that such statements relate to us or as set forth in clause (a) above), no facts have come to our attention that cause us to believe that:

(i)
the Registration Statement (including the information deemed to be a part thereof pursuant to Rule 430B(f) under the Securities Act), at the most recent effective date of the part of the Registration Statement relating to the Securities determined pursuant to Rule 430B(f)(2) under the Securities Act, and when read together with the Incorporated Documents, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)
the Preliminary Prospectus, at [___] p.m., New York City time, on the date of the Agreement and when read together with the Term Sheets and the Incorporated Documents, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(iii)
the Final Prospectus, at its date or the date hereof and when read together with the Incorporated Documents, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding the foregoing, we express no opinion or belief in clause (b) or (c) above as to (i) the financial statements and other financial, statistical and accounting information contained or incorporated by reference in or omitted from the Registration Statement, the Preliminary Prospectus or the Final Prospectus, (ii) the Statement of Eligibility on Form T-1 of the Trustee filed as an exhibit to the Registration Statement or (iii) the assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Final Prospectus.  In addition, in passing on each of the Registration Statement and the Final Prospectus in clause (b) above, we have necessarily assumed the correctness and completeness of the statements made by the Company therein and in connection with the Company’s preparation thereof.

Our opinions set forth in this letter are limited to the federal law of the United States of America, the law of the State of New York and the General Corporation Law of the State of Delaware, in each case as in effect on the date hereof, and we express no opinion as to the law of any other jurisdiction.  We have no responsibility or obligation to update this letter or to take into account changes in law, facts or any other developments of which we may later become aware.

This letter is delivered only to you by us as your counsel solely for your benefit in connection with the transaction contemplated by the Agreement and may not be used, circulated, furnished, quoted or otherwise referred to or relied upon for any other purpose or by any other person or entity (including by any person or entity that acquires any of the Securities from any of you) for any purpose without our prior written consent.

Very truly yours,

PILLSBURY WINTHROP SHAW PITTMAN LLP